HIGHLAND FLOATING RATE ADVANTAGE FUND
Supplement dated August 23, 2007
To Class A, B and C Shares Prospectus and Class Z Shares Prospectus
each dated January 1, 2007

     On August 3, 2007, the shareholders of Highland Floating Rate Advantage Fund (“Fund”) approved an Agreement and Plan of Reorganization (“Reorganization Agreement”) pursuant to which the Fund will be reorganized into a newly formed Delaware statutory trust, also named Highland Floating Rate Advantage Fund (“New Fund”) (“Reorganization”). After the Reorganization, which is currently expected to take place by the end of the year, shareholders will hold the same number of shares of the New Fund, with the same dollar value, as they held in the Fund before the Reorganization. The Reorganization will not result in any change in the Fund’s investment objective, policies or investment restrictions. Additionally, the current agreements of the Fund regarding advisory, administration, distribution, transfer agent and custodian services will not change. The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization.
     For additional information regarding the Reorganization, please see the Fund’s Proxy Statement dated June 12, 2007, which is available on the website of the U.S. Securities and Exchange Commission, www.sec.gov.
INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE
PROSPECTUS FOR FUTURE REFERENCE